MASTR05-2 GROUP 1	Fixed Master Stratification
UBS Investment Bank

Pool Summary
Number of Loans: 582
Aggregrate Scheduled Principal Balance: $249,178,578
Minimum Scheduled Principal Balance: $54,951
Maximum Scheduled Principal Balance: $1,247,445
Average Scheduled Principal Balance: $428,142
Minimum Mortgage Interest Rate: 5.125%
Maximum Mortgage Interest Rate: 6.875%
WA Mortgage Interest Rate: 5.762%
Minimum Remaing Scheduled Term: 338
Maxinum Remaining Scheduled Term: 360
WA Remaining Scheduled Term: 357
Minimum Original LTV: 21.04%
Maximum Original LTV: 95.00%
WA Original LTV: 66.75%
Latest Maturity: 20351001
Prepay %: 2.82%
Interest Only %: 8.88%
Conforming %: 0.24%
BLN %: 0.00%
WA Seasoning: 3
WA Original Term: 360

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other  information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets  relating to the mortgage pool previously provided by UBS Investment Bank.

Sep 28, 2005 18:17

Range of Current Principal Balances	# of Loans	Aggregate Balance	% of Aggregate Balance
$100,001 - $125,000	4	$465,379	0.16%
$125,001 - $150,000	6	826,286	0.29
$175,001 - $200,000	6	1,140,923	0.39
$200,001 - $250,000	7	1,596,900	0.55
$250,001 - $300,000	16	4,390,840	1.52
$300,001 - $350,000	10	3,214,483	1.11
$350,001 - $400,000	113	43,413,273	15.03
$400,001 - $450,000	115	49,173,513	17.02
$450,001 - $500,000	97	46,453,259	16.08
$500,001 - $550,000	60	31,493,633	10.90
$550,001 - $600,000	48	28,014,697	9.70
$600,001 - $650,000	42	26,591,855	9.20
$650,001 - $700,000	11	7,491,613	2.59
$700,001 - $750,000	8	5,855,401	2.03
$750,001 - $800,000	8	6,200,001	2.15
$800,001 - $850,000	2	1,674,139	0.58
$850,001 - $900,000	1	859,000	0.30
$900,001 - $950,000	3	2,756,969	0.95
$950,001 - $1,000,000	15	14,796,529	5.12
$1,000,001 or more	10	12,483,313	4.32
Total:	582	$288,892,007	100.00%
Average Original Bal: 498,161

Range of Loan Interest Rates	# of Loans	Aggregate Balance	% of Aggregate Balance
5.001% - 5.125%	7	$3,223,943	1.29%
5.126% - 5.250%	8	3,421,465	1.37
5.251% - 5.375%	33	16,067,334	6.45
5.376% - 5.500%	67	31,332,257	12.57
5.501% - 5.625%	73	35,121,649	14.09
5.626% - 5.750%	142	63,729,289	25.58
5.751% - 5.875%	107	44,022,935	17.67
5.876% - 6.000%	63	23,374,926	9.38
6.001% - 6.125%	43	16,080,541	6.45
6.126% - 6.250%	18	6,941,102	2.79
6.251% - 6.375%	12	3,949,644	1.59
6.376% - 6.500%	2	279,877	0.11
6.501% - 6.625%	3	804,217	0.32
6.626% - 6.750%	3	671,244	0.27
6.751% - 6.875%	1	158,155	0.06
Total:	582	$249,178,578	100.00%
Weighted Average: 5.762%

Range of Original Loan to Value Ratios	# of Loans	Aggregate Balance	% of Aggregate Balance
50.00% or less	63	$32,559,271	13.07%
50.01% - 55.00%	32	13,629,701	5.47
55.01% - 60.00%	50	21,093,211	8.47
60.01% - 65.00%	58	27,705,541	11.12
65.01% - 70.00%	94	42,300,933	16.98
70.01% - 75.00%	87	36,242,339	14.54
75.01% - 80.00%	181	69,927,801	28.06
80.01% - 85.00%	6	2,247,010	0.90
85.01% - 90.00%	8	2,735,650	1.10
90.01% - 95.00%	3	737,121	0.30
Total:	582	$249,178,578	100.00%
Weighted Average: 66.75

Property Type	# of Loans	Aggregate Balance	% of Aggregate Balance
Single Family	455	$196,601,033	78.90%
Planned Unit Development	56	26,178,657	10.51
Condominium	59	21,900,059	8.79
Coop	6	2,349,912	0.94
Two- to Four-Family	6	2,148,917	0.86
Total:	582	$249,178,578	100.00%

Loan Purpose	# of Loans	Aggregate Balance	% of Aggregate Balance
Cash Out Refinance Purchase Rate & Term Refinance Construction to Perm	246 203 125 8	$101,130,465 86,593,394 57,936,293 3,518,425	40.59% 34.75 23.25 1.41
Total:	582	$249,178,578	100.00%

Occupancy Status	# of Loans	Aggregate Balance	% of Aggregate Balance
Primary Secondary Investor	538 22 22	$234,304,376 9,332,540 5,541,662	94.03% 3.75 2.22
Total:	582	$249,178,578	100.00%

Range of Remaining Term to Maturity (Months)	# of Loans	Aggregate Balance	% of Aggregate Balance
301 - 360	582	$249,178,578	100.00%
Total:	582	$249,178,578	100.00%
Weighted Average: 357

Seasoning (Months)	# of Loans	Aggregate Balance	% of Aggregate Balance
0	50	$20,608,594	8.27%
1	141	55,308,285	22.20
2	89	34,503,802	13.85
3	64	28,697,814	11.52
4	38	18,224,010	7.31
5	85	41,245,557	16.55
6	54	24,286,600	9.75
7	43	18,156,746	7.29
8	8	3,716,932	1.49
9	6	2,992,394	1.20
10	3	1,047,601	0.42
13	1	390,243	0.16
Total:	582	$249,178,578	100.00%
Weighted Average: 3

Geographic Distribution	# of Loans	Aggregate Balance	% of Aggregate Balance
California	216	$91,952,778	36.90%
Virginia	104	41,931,058	16.83
Maryland	55	24,301,772	9.75
Florida	31	13,422,828	5.39
New York	19	8,465,452	3.40
New Jersey	17	8,401,118	3.37
North Carolina	18	8,215,678	3.30
Georgia	13	5,553,724	2.23
Massachusetts	11	4,697,058	1.89
Pennsylvania	8	4,401,231	1.77
District Of Columbia	11	4,243,510	1.70
South Carolina	8	3,294,052	1.32
Tennessee	4	3,003,587	1.21
Arizona	7	2,795,914	1.12
Illinois	7	2,795,257	1.12
Colorado	6	2,736,412	1.10
New Hampshire	5	2,353,417	0.94
Minnesota	4	1,904,423	0.76
Texas	4	1,866,592	0.75
Hawaii	3	1,807,651	0.73
Connecticut	4	1,786,185	0.72
Washington	3	1,362,990	0.55
Wisconsin	2	1,139,921	0.46
Oregon	3	1,078,842	0.43
Nevada	4	1,007,469	0.40
Missouri	2	803,288	0.32
Utah	2	655,520	0.26
Delaware	2	552,477	0.22
Rhode Island	1	461,388	0.19
Mississippi	1	420,429	0.17
Maine	1	406,252	0.16
Michigan	1	397,222	0.16
Louisiana	1	355,333	0.14
Alabama	1	324,286	0.13
West Virginia	2	217,780	0.09
Ohio	1	65,683	0.03
Total:	582	$249,178,578	100.00%
top zip %: 0.96

Document Type	# of Loans	Aggregate Balance	% of Aggregate Balance
Full	297	$124,495,707	49.96%
Reduced	193	83,663,864	33.58
Stated Doc	34	15,734,149	6.31
Alternate	32	13,401,420	5.38
No Doc	17	7,638,457	3.07
Limited	6	2,633,543	1.06
Streamline	3	1,611,438	0.65
Total:	582	$249,178,578	100.00%

Credit Scores	# of Loans	Aggregate Balance	% of Aggregate Balance
601 - 650	17	$5,700,077	2.29%
651 - 700	105	43,996,354	17.66
701 - 750	187	79,129,817	31.76
751 - 800	243	107,604,165	43.18
801 - 850	30	12,748,165	5.12
Total:	582	$249,178,578	100.00%
Weighted Average: 741

Loan Seller	# of Loans	Aggregate Balance	% of Aggregate Balance
ABN AMRO	14	$7,283,941	2.92%
American Mortgage Express	7	3,293,408	1.32
Bank of America	12	7,439,835	2.99
First Financial	2	730,629	0.29
First Place Bank	1	343,377	0.14
Franklin Bank	21	9,740,214	3.91
First Magnus	25	10,702,747	4.30
Greenpoint Mortgage Corporation	6	2,744,165	1.10
HSBC	6	2,103,727	0.84
Indymac	2	1,096,960	0.44
Mid-America	7	2,693,017	1.08
Matrix	92	41,984,487	16.85
Navy FCU	50	21,828,448	8.76
Provident Funding	1	401,599	0.16
Virtual Bank	22	11,609,990	4.66
Wachovia Securities	99	49,161,981	19.73
Wachovia Mortgage Co	3	1,313,305	0.53
UBS Conduit	212	74,706,749	29.98
Total:	582	$249,178,578	100.00%

Servicer	# of Loans	Aggregate Balance	% of Aggregate Balance
ABN AMRO	14	$7,283,941	2.92%
Bank of America	8	4,276,132	1.72
Cuna Mutual Mortgage Corp	19	6,931,196	2.78
Downey	53	20,261,230	8.13
GMAC Mortgage	109	39,539,648	15.87
Greenpoint	6	2,744,165	1.10
HSBC	6	2,103,727	0.84
INDYMAC	2	1,096,960	0.44
MIDAMERICA	7	2,693,017	1.08
Navy Federal Credit Union	142	63,812,934	25.61
Nextstar	97	40,395,531	16.21
Provident	1	401,599	0.16
Suntrust	1	829,910	0.33
Wachovia Securities	87	43,603,015	17.50
Wells Fargo	30	13,205,573	5.30
Total:	582	$249,178,578	100.00%

Mortgage Ins.	# of Loans	Aggregate Balance	% of Aggregate Balance
MGIC	4	$1,548,184	0.62%
MI (MI Company Unknown)	3	1,042,383	0.42
PMI Mortgage Insurance	2	499,466	0.20
Radian Guaranty	4	1,279,915	0.51
Republic Mortgage Insurance	1	321,359	0.13
Triad Guaranty Insurance Co.	1	361,745	0.15
United Guaranty	2	666,729	0.27
ORIG LTV <= 80	565	243,458,796	97.70
Total:	582	$249,178,578	100.00%
% LTV > 80 NO MI: 0.00%

Current Delinquency (Days) - BASED ON 9-1 CUTOFF	# of Loans	Aggregate Balance	% of Aggregate Balance
0	572	$244,225,201	98.01%
30	10	4,953,376	1.99
Total:	582	$249,178,578	100.00%